SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

April 2, 2003

Commission file number 1-6961

GANNETT CO., INC.
(Exact name of registrant as specified in charter)

Delaware	16-0442930
(State or Other Jurisdiction of Incorporation or Organization of Registrant)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia	22107-0910
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 854-6000.

Item 7.  Financial Statements and Exhibits

        (c)     Exhibits.

                  99.1     Gannett Co., Inc. Press Release dated April 2, 2003

Item 9.  Regulation FD Disclosure

On April 2, 2003, Gannett Co., Inc. updated its first quarter earnings outlook.  A copy of the company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.  The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Gannett Co., Inc.

Date: April 2, 2003	By:	/s/ George R. Gavagan
George R. Gavagan
Vice President and Controller

Exhibit Index

Exhibit	Description
99.1	Gannett Co., Inc. Press Release dated April 2, 2003